Exhibit 10.23

FIRST AMENDMENT AND WAIVER TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AND OTHER LOAN DOCUMENTS

THIS FIRST AMENDMENT AND WAIVER TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS (the “Amendment”) is made and entered as of October 22, 2013, and is by and among Fifth Third Bank, an Ohio banking corporation (“Lender”), Superior Uniform Group, Inc., a Florida corporation (“Borrower”), and Borrower’s Wholly Owned Subsidiaries, Fashion Seal Corporation, a Nevada corporation (“Fashion Seal”), and The Office Gurus, LLC, a Florida limited liability company (“TOG”). Borrower, Fashion Seal, TOG and each other Person becoming a Subsidiary Loan Party and a Guarantor at any time as provided in Sections 6.19 and 6.20 of the Credit Agreement (as herein defined), are each individually sometimes referred to herein as a “Loan Party” and collectively as the “Loan Parties”.

W I T N E S S E T H:

WHEREAS, the parties and Superior Office Solutions, Inc., a Nevada corporation (“SOS”), have previously entered into that certain Second Amended and Restated Credit Agreement (the “Existing Credit Agreement” and as amended and modified by this Amendment and as the same may be further amended, modified, restated or supplemented at any time hereafter, the “Credit Agreement”) dated as of July 1, 2013; and,

WHEREAS, (i) Schedule 5.16(b) to the Credit Agreement delivered on the Closing Date omitted indirect Subsidiaries of Loan Parties, including Superior Sourcing, a Cayman Islands exempted company with limited liability, an indirect Subsidiary of the Borrower and a direct Subsidiary of SUG Holding, a Cayman Islands exempted company (“SUG Holding”), and (ii) Schedule 5.16(b) of the Credit Agreement and Schedule IV to the Security Agreement each misidentified The Office Gurus, Ltd., a Belize company, as “The Office Gurus, LTDA” (collectively, the “Schedule Errors”);

WHEREAS, subsequent to the date of the Existing Credit Agreement, in violation of Section 7.03(a) of the Existing Credit Agreement, (i) SOS contributed its ownership interests in certain of its Subsidiaries to SUG Holding in exchange for the issuance of 0.04 shares of capital stock of SUG Holding (the “SUG Holding Interest”), (ii) SOS transferred the SUG Holding Interest to the Borrower, and (iii) SOS and Scratt Kit S.R.L., a Subsidiary of SOS, were each dissolved (collectively, the “SOS Dissolution”);

WHEREAS, the Loan Parties have requested that Lender agree to (i) waive any Event of Default and/or Default Condition as a result of the SOS Dissolution or the Schedule Errors and (ii) make certain other amendments and modifications to the Existing Credit Agreement and the Security Agreement as herein provided;

WHEREAS, Lender is willing to (i) grant a waiver of any Event of Default and/or Default Condition as a result of the SOS Dissolution or the Schedule Errors, as provided above, and (ii) amend and modify the Existing Credit Agreement and the Security Agreement on the terms and conditions contained herein;

NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

1.     Recitals. The foregoing recitals are true and correct and are hereby incorporated by reference into and made a part of this Amendment for all purposes.

2.     Certain Terms and Definitions. The initially capitalized and/or capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the meanings ascribed to said terms in the Existing Credit Agreement.

3.     Reaffirmation. The Loan Parties each acknowledge and reaffirm that the Credit Agreement and each of the other Loan Documents to which they are a party continues to remain in full force and effect in the manner and to the extent set forth therein, and the Credit Agreement and each such other Loan Document constitute the legal, valid and binding obligation of the Loan Parties which are party thereto, enforceable against them in accordance with their respective terms.

4.     Amendments. In reliance on the representations and warranties set forth in Section 6 of this Amendment and subject to the satisfaction of the conditions precedent set forth in Section 7 of this Amendment, the Existing Credit Agreement and the Security Agreement are each hereby amended effective as of, from and after the date of this Amendment as follows:

(a)     SOS, having been dissolved, shall no longer be a Loan Party or a party to the Credit Agreement or any other Loan Document and each reference in the Existing Credit Agreement or the other Loan Documents to SOS shall be deemed to be removed and the Credit Agreement and each such other Loan Document shall be read as of, from and after the date hereof, as if such reference did not exist.

(b)     Schedule 5.16(b) to the Existing Credit Agreement is hereby replaced as of the Closing Date with Schedule 5.16(b) attached as Exhibit A to this Amendment.

(c)     Schedule 5.16(b) to the Existing Credit Agreement is hereby replaced as of, from and after the date of this Amendment with Schedule 5.16(b) attached as Exhibit B to this Amendment.

(d)     Section 7.04(d) of the Existing Credit Agreement is hereby modified and amended as of, from and after the date of this Amendment so as to provide that the reference to the dollar amount of “$1,000,000.00” as set forth in the last line of said Section is changed to “$5,000,000.00”.

(e)     Schedule IV to the Security Agreement is hereby replaced as of the Closing Date with Schedule IV attached as Exhibit C to this Amendment.

(f)     Schedule IV to the Security Agreement is hereby replaced as of, from and after the date of this Amendment with Schedule IV attached as Exhibit D to this Amendment.

5.     Waiver as to SOS Dissolution and Schedule Errors; Consent to Transfer of SOS Foreign Subsidiaries. In reliance on the representations and warranties set forth in Section 6 of this Amendment and subject to the satisfaction of the conditions precedent set forth in Section 7 of this Amendment, Lender does hereby waive any Event of Default and/or Default Condition resulting from the SOS Dissolution or the Schedule Errors. Lender does further consent to the transfer of each of the Subsidiaries of SOS and equity interests in SUG Holding as set forth in Schedule 5.16(b) to the Existing Agreement (as amended by Section 4(b) herein) to SUG Holding and as set forth on Schedule 5.16(b) attached as Exhibit B to this Amendment.

6.     Representations and Warranties. Each Loan Party hereby represents and warrants to Lender that:

(a)     the representations and warranties of each Loan Party contained in the Credit Agreement and each of the other Loan Documents (as amended hereby), or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date;

(b)     this Amendment, the Credit Agreement and each of the other Loan Documents constitute the legal, valid, and binding obligation of the Loan Parties to the extent a party thereto, enforceable against the Loan Parties in accordance with their respective terms;

(c)     no Event of Default and/or Default Condition has occurred and is continuing, which will not be cured by, or will result from, the execution, delivery and performance of the terms and conditions of this Amendment;

(d)     no event or circumstance since the effective date of the Existing Credit Agreement has occurred that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect; and

(e)     each Loan Party has performed all of its obligations under the Credit Agreement and each of the other Loan Documents which are to be performed contemporaneously with or prior to the date hereof.

7.     Conditions Precedent. The effectiveness of this Amendment is subject to the receipt by the Lender of each of the following (each appropriately completed and duly executed and delivered as required and otherwise in form and substance satisfactory to the Lender):

(a)     this Amendment;

(b)     evidence of payment by the Borrower of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the date hereof, together with all attorneys’ fees and costs of Lender incurred in connection with the evaluation of the circumstances surrounding, the negation of, and the documentation of this Amendment; and

(c)     such other instruments, agreements and documents as the Lender may reasonably request.

8.     Miscellaneous.

(a)     Section headings used in this Amendment are for convenience of reference only, and shall not affect the construction of this Amendment.

(b)     This Amendment and any amendment hereof or supplement hereto or any waiver granted in connection herewith may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement. Delivery of an executed facsimile shall be effective as delivery of an original counterpart.

(c)     This Amendment shall be a contract made under and governed by the internal laws of the State of Florida, without giving effect to principles of conflicts of laws.

(d)     All obligations of the Loan Parties and rights of the Lender, that are expressed herein, shall be in addition to and not in limitation of those provided by applicable law.

(e)     Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law; but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(f)     This Amendment shall be binding upon and inure to the benefit of the Loan Parties, the Lender and their respective successors and assigns.

9.     Waiver and Release. Each Loan Party hereby: (a) affirms that it is indebted to the Lender under the terms and conditions of the Credit Agreement and the other Loan Documents, each of which constitutes the valid and binding obligation of the Loan Parties, enforceable in accordance with their respective terms, and that no offsets, expenses or counterclaims to their respective obligations thereunder exist; (b) affirmatively waives any right to challenge the liens and security interests granted in favor of the Lender under the Credit Agreement and the other Loan Documents or hereunder; and (c) further releases the Lender from and affirmatively waives any and all claims, counterclaims, or affirmative defenses it may have against the Lender as of and prior to the date hereof.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

Lender:

FIFTH THIRD BANK,
an Ohio banking corporation

By: /s/ Andrew D. Hahn
Andrew D. Hahn, Vice President

[Remainder of Page Intentionally Blank]

Borrower:

SUPERIOR UNIFORM GROUP, INC.,
a Florida corporation

By: /s/ Andrew D. Demott, Jr
Andrew D. Demott, Jr.,
Executive Vice President, Chief Financial Officer and Treasurer

Fashion Seal:

FASHION SEAL CORPORATION, a Nevada corporation

By: /s/ Andrew D. Demott, Jr
Andrew D. Demott, Jr., President

TOG:

THE OFFICE GURUS, LLC, a Florida limited liability company
By: SUPERIOR UNIFORM GROUP, INC., a Florida corporation, its Managing Member

By: /s/ Andrew D. Demott, Jr
Andrew D. Demott, Jr., Executive Vice President, Chief Financial Officer and Treasurer

[Remainder of Page Intentionally Blank]

Exhibit A to
First Amendment and Waiver to Second Amended And Restated Credit Agreement And Other

 Loan Documents
Schedule 5.16(b) as of the Closing Date

Schedule 5.16(b)

FOREIGN SUBSIDIARIES

Direct Subsidiaries of Borrower

Subsidiary Name	Entity Type	Jurisdiction of Organization	Class of Securities	Number of Shares/Units
SUG Holding	Cayman Island exempted company	Cayman Islands	Ordinary Shares	1

Direct Subsidiaries of Superior Office Solutions, Inc.

Subsidiary Name	Entity Type	Jurisdiction of Organization	Class of Securities	Number of Shares/Units
The Office Gurus, LTDA	Limited liability	Costa Rica	Membership/ ownership interests	100
Scratt Kit S.R.L.	Limited liability	Costa Rica	Membership/ ownership interests	N/A - 100%
The Office Masters, LTDA DE C.V.	Limited liability	El Salvador	Membership/ ownership interests	N/A – 99.9%
The Office Gurus, LTDA DE C.V.	Limited liability	El Salvador	Membership/ ownership interests	N/A – 99.9%

Exhibit A to
First Amendment and Waiver to Second Amended And Restated Credit Agreement And Other

Loan Documents
Schedule 5.16(b) as of the Closing Date

Indirect Subsidiaries of Loan Parties

Subsidiary Name	Parent Entity	Entity Type	Jurisdiction of Organization	Class of Securities	Number of Shares/Units
The Office Gurus, Ltd.	SUG Holding	Limited liability	Belize	Membership/ ownership interests	N/A – 99.9%
Superior Sourcing	SUG Holding	Cayman Island exempted company	Cayman Islands	Ordinary Shares	1

 Exhibit B to

First Amendment and Waiver to Second Amended And Restated Credit Agreement And Other

Loan Documents

Schedule 5.16(b) as of the First Amendment Effective Date

Schedule 5.16(b)

FOREIGN SUBSIDIARIES

Direct Subsidiaries of Borrower

Subsidiary Name	Entity Type	Jurisdiction of Organization	Class of Securities	Number of Shares/Units
SUG Holding	Cayman Islands exempted company	Cayman Islands	Ordinary Shares	1.04

Indirect Subsidiaries of Loan Parties

Subsidiary Name	Parent Entity	Entity Type	Jurisdiction of Organization	Class of Securities	Number of Shares/Units
The Office Gurus, Ltd.	SUG Holding	Limited liability	Belize	Membership/ ownership interests	N/A – 99.9%
Superior Sourcing	SUG Holding	Cayman Islands exempted company	Cayman Islands	Ordinary Shares	1
Power Three Web, LTDA (f/k/a The Office Gurus, LTDA)[1]	SUG Holding	Limited liability	Costa Rica	Membership/ ownership interests	100
The Office Masters, LTDA DE C.V.	SUG Holding	Limited liability	El Salvador	Membership/ ownership interests	N/A – 99.9%
The Office Gurus, LTDA DE C.V.	SUG Holding	Limited liability	El Salvador	Membership/ ownership interests	N/A – 99.9%

 1 Name change effective on or about October 14, 2013.

Exhibit C to
First Amendment and Waiver to Second Amended And Restated Credit Agreement And Other

Loan Documents
Schedule IV to Security Agreement as of the Closing Date

SCHEDULE IV

LIST OF SUBSIDIARY CAPITAL STOCK

Superior Uniform Group, Inc. Subsidiary Ownership Interests
Issuer Name	Entity Type	Jurisdiction of Organization	Class of Securities	Number of Shares/Units	Certificate No.
Superior Office Solutions, Inc.	Corporation	Nevada	Common Stock	100	1
Fashion Seal Corporation	Corporation	Nevada	Common Stock	10,000	1
SUG Holding	Cayman Islands exempted company	Cayman Islands	Ordinary Shares	1	N/A
The Office Gurus, LLC	Limited liability company	Florida	Membership interests	N/A - Sole Member	N/A

Superior Office Solutions, Inc. Subsidiary Ownership Interests
Issuer Name	Entity Type	Jurisdiction of Organization	Class of Securities	Number of Shares/Units	Certificate No.
The Office Gurus, LTDA	Limited liability	Costa Rica	Membership/ ownership interests	100	No number.
Scratt Kit S.R.L.	Limited liability	Costa Rica	Membership/ ownership interests	N/A - 100%	N/A
The Office Masters, LTDA DE C.V.	Limited liability	El Salvador	Membership/ ownership interests	N/A – 99.9%	N/A
The Office Gurus, LTDA DE C.V.	Limited liability	El Salvador	Membership/ ownership interests	N/A – 99.9%	N/A

Exhibit C to
First Amendment and Waiver to Second Amended And Restated Credit Agreement And Other

Loan Documents
Schedule IV to Security Agreement as of the Closing Date

Fashion Seal Corporation Subsidiary Ownership Interests
Issuer Name	Entity Type	Jurisdiction of Organization	Class of Securities	Number of Shares/Units	Certificate No.
The Office Masters, LTDA DE C.V.	Limited liability	El Salvador	Membership/ ownership interests	N/A – 0.1%	N/A
The Office Gurus, LTDA DE C.V.	Limited liability	El Salvador	Membership/ ownership interests	N/A - 0.1%	N/A
The Office Gurus, Ltd.	Limited liability	Belize	Membership/ ownership interests	N/A - 0.1%	N/A

The Office Gurus, LLC – None

Exhibit D to
First Amendment and Waiver to Second Amended And Restated Credit Agreement And Other

Loan Documents
Schedule IV to Security Agreement as of the First Amendment Effective Date

SCHEDULE IV

LIST OF SUBSIDIARY CAPITAL STOCK

Superior Uniform Group, Inc. Subsidiary Ownership Interests
Issuer Name	Entity Type	Jurisdiction of Organization	Class of Securities	Number of Shares/Units	Certificate No.
Fashion Seal Corporation	Corporation	Nevada	Common Stock	10,000	1
SUG Holding	Cayman Islands exempted company	Cayman Islands	Ordinary Shares	1.04	N/A
The Office Gurus, LLC	Limited liability company	Florida	Membership interests	N/A - Sole Member	N/A

Fashion Seal Corporation Subsidiary Ownership Interests
Issuer Name	Entity Type	Jurisdiction of Organization	Class of Securities	Number of Shares/Units	Certificate No.
The Office Masters, LTDA DE C.V.	Limited liability	El Salvador	Membership/ ownership interests	N/A – 0.1%	N/A
The Office Gurus, LTDA DE C.V.	Limited liability	El Salvador	Membership/ ownership interests	N/A - 0.1%	N/A
The Office Gurus, Ltd.	Limited liability	Belize	Membership/ ownership interests	N/A - 0.1%	N/A

The Office Gurus, LLC – None